SunAmerica

[PHOTO]

             THE RETIREMENT SPECIALIST

                   Biotech/Health 30 Fund
                  Tax Managed Equity Fund



                   2001 SEMIANNUAL REPORT



                         [LOGO]SunAmerica
                               Mutual Funds

      TABLE OF CONTENTS
-------------------------------------------

      --------------------------

       PRESIDENT'S LETTER.............    1

       PORTFOLIO ACTIVITY AND MANAGER
              OUTLOOK

         BIOTECH/HEALTH 30 FUND.......    2

         TAX MANAGED EQUITY FUND......    4

       STATEMENT OF ASSETS AND
              LIABILITIES.............    6

       STATEMENT OF OPERATIONS........    8

       STATEMENT OF CHANGES IN NET
              ASSETS..................    9

       FINANCIAL HIGHLIGHTS...........   10

       PORTFOLIO OF INVESTMENTS.......   12

       NOTES TO FINANCIAL
              STATEMENTS..............   15

April 30, 2001                                                 SEMIANNUAL REPORT

Dear Shareholders:

    We are pleased to present this semiannual report for SunAmerica Biotech/Health 30 Fund and Tax Managed Equity Fund.

    These Funds successfully followed their respective investment mandates and offered our shareholders exciting participation in the equity markets. The Tax Managed Equity Fund minimized its tax liabilities and distributed no capital gains at the end of 2000. The Biotech/Health 30 Fund offered shareholders aggressive participation in the high growth potential of the biotech/health sector.

    In the pages that follow, you will find a discussion of the Funds' investment performance over the six months ended April 30, 2001. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the semiannual period.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President
SunAmerica Mutual Funds

                                                                          [LOGO]

SUNAMERICA BIOTECH/HEALTH 30 FUND

    SunAmerica Biotech/Health 30 Fund seeks capital appreciation by investing primarily in 30-50 biotechnology companies and healthcare companies of any size that we believe to be the leading producers, providers and/or beneficiaries of new and emerging biotechnology and healthcare trends. As was the case for the broader equity markets, the biotechnology and healthcare sectors faced a challenging semiannual period.

    It is worth noting that for the year to date ended April 30, 2001, the Fund's Class A shares outperformed its average peer return, ranking in the top third of its Lipper category average out of 125 health/biotechnology funds. The Fund's inception date was June 14, 2000.*

PORTFOLIO ACTIVITY

    Overall, biotechnology stocks were under pressure during the semiannual period, primarily due to negative market sentiment, the ripple effect of the broader indices' declines and somewhat stretched valuations after two years of strong double-digit gains. Volatility remained high.

    Biotechnology stocks actually held up reasonably well during the last months of 2000 given an environment of overall weakness in the NASDAQ Composite Index. The healthcare sector also performed well due to its defensive nature during periods of economic uncertainty. Industry conferences continued to impact biotechnology, revealing positive clinical data and evidence of products making their way through the regulatory process. In the early months of 2001, biotechnology stocks were negatively impacted by investors' decreased tolerance for risk and severely diminished investment time horizons. However, a number of fundamental positives took place during these months in the form of product approvals, positive development and earnings data and blockbuster deals with large-cap pharmaceutical companies. Though not reflected in stock prices, the fundamentals of the biotechnology/healthcare sector remained strong throughout the semiannual period.

    We continued to use a focused, fundamental, bottom-up approach to individual stock selection. We maintained exposure to a well-diversified basket of securities amongst the various biotechnology/healthcare sub-sectors, including genomics, devices, therapeutics, cardiovascular, generic drugs and specialty pharmaceuticals. However, during the semiannual period, we reduced the Fund's exposure to emerging companies with products deep in the pipeline and to genomics companies. We focused on product-driven companies that are successfully tracking sales and earnings forecasts. Specifically, we overweighted companies with approved therapeutics currently on the market.

    Strong performers for the Fund during the semiannual period included:

- Genzyme, which specializes in therapeutics for lysosomal storage disorders;

- Accredo Health, which provides contract pharmacy, distribution, data tracking and other related services for the biotechnology and healthcare industries;

- Serono SA, Europe's biggest biotechnology company, which is currently focusing on treatments for infertility and multiple sclerosis; and

- Forest Laboratories, whose antidepressant product Celexa has gained significant market share.

MANAGER OUTLOOK

    Going forward, we expect volatility in the U.S. equity markets in general to continue. We maintain, however, that the backdrop for the biotechnology/healthcare sector remains intact and that there are many positive catalysts ahead. Net income for biotechnology companies continues to rise, and the number of profitable companies in the group has doubled over the last five years. The National Institutes of Health and the Federal Drug Administration continue to commit funds toward the development and improvement of biotechnology products. Secular trends, such as an aging population and an increase in drug utilization, favor the ongoing growth of these sectors.

    We believe the greatest growth opportunities in the biotechnology/healthcare sector will lie with those companies that demonstrate the ability to bring new, novel and effective therapeutics to the market. Innovative technologies are accelerating the pace at which new products are being brought to market. Companies that demonstrate the ability to retain the bulk of the economic value created through the development of new therapeutics will be attractive investment candidates.

    We intend to continue to focus on individual stock selection, as we search for attractive growth candidates at reasonable valuations. We particularly seek companies with leading-edge technologies, large addressable markets, high degrees of intellectual property, protected patent portfolios, histories of operating success, viable business models and effective managements. It is important to remember that due to the intrinsic volatility in the sector, investors need to take a long-term approach to investing in biotechnology/healthcare companies. Given that long-term perspective, we believe that the dynamic biotechnology/healthcare sector can be a key growth component to a diversified portfolio.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

    / / Call FastFacts--our 24-hour, automated account and fund information hotline at 800-654-4760.

    / / Visit www.sunamericafunds.com for more up-to-date information.

                                    SunAmerica Mutual Funds
                                          thanks you for your continued support.

    * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. According to Lipper Inc., SunAmerica Biotech/Health 30 Fund ranked 36 out of 125 health/biotechnology funds for the year-to-date ending 4/30/01. Ranking is based on total returns and does not take into account sales charges and fees.

    Both biotechnology and healthcare companies may be significantly affected by government regulations and government approvals of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare.

    Because the Fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

TAX MANAGED EQUITY FUND

    Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' returns. Adviser J.P. Morgan Fleming Asset Management's cutting-edge tax management policies successfully kept its tax liability to a minimum, with no capital gains payouts in 2000.

    For most of the semiannual period, the equity markets were dominated by tremendous volatility. Equity markets were impacted by a broad global and U.S. economic slowdown, lagging corporate profit growth, inventory corrections, a bursting of the technology sector's bubble, declining investor sentiment and rising energy prices. For the first time in years, value stocks significantly outperformed growth stocks across all equity market capitalizations during the semiannual period.

    From a tax-aware perspective, such equity market volatility provided opportunities to recognize losses and to use those losses to offset gains. More specifically, the Fund was able to "harvest" future benefits by taking losses during this declining market environment. By harvesting tax losses, J.P. Morgan Fleming Asset Management was able to offset capital gains in the future and avoid large taxes on these gains. In turn, this strategy enhanced the after-tax performance of the Fund and allowed investors to keep a larger percentage of gains in their pockets. Despite successful tax-aware portfolio management, the Fund was still impacted by general market challenges and individual stock performance.

PORTFOLIO ACTIVITY

    Over the semiannual period, underweights in the software and network technology segments of the technology sector were prudent positions for the Fund. Both of these technology sub-sectors sold off during the semiannual period, impacted by slowing growth in personal computer sales, rising debt levels among carriers, and the significant pull-back in capital expenditures.

    However, the Fund was overweighted in the system hardware segment of the technology sector, which hurt overall portfolio returns. The sharp decline in the NASDAQ Composite Index affected even the strongest names in the market. Sun Microsystems, Inc., EMC Corp. and Cisco Systems, Inc., three of the Fund's best long-term performers, ended the semiannual period well off their highs. Revenue growth for these firms slowed abruptly, as corporations around the globe slashed capital expenditures overall and technology expenditures in particular to meet earnings targets. The share price of each of these firms fell, as their managements reduced expectations and warned of lower earnings visibility. Despite these short-term pitfalls, we remain positive on each firm's long-term prospects relative to the industry. We further believe that these firms will likely emerge from the current downturn in a stronger position than their competitors.

    That said, stock selection in several other sectors also contributed positively to Fund performance. The basic materials sector benefited from investor rotation away from more volatile, or higher beta, stocks, into more defensive, quality names, promising potentially consistent earnings growth. Fund holdings Alcoa, Rohm & Haas and Temple-Inland each outperformed over the semiannual period.

    Other winners for the Fund over the semiannual period included Philip Morris and Target Corp., both of the consumer sector. Both companies demonstrated consistent earnings growth. Philip Morris appeared to be undervalued relative to its peers on a historic basis and also benefited from investors' perception of the company's reduced litigation risk. Target Corp.'s share price climbed higher as consumer spending held up despite economic uncertainty and rising unemployment claims. Several of the Fund's holdings in the financial services sector also performed well, particularly banks positioned to benefit from declining short-term interest rates.

    Keeping in line with our tax-aware mandate, turnover of stocks in the Fund occurs only when sufficient return is expected from the stock to be purchased to outweigh the taxes on the security to be sold. Using this criterion, we eliminated the Fund's positions in Lucent Technologies, Seagram Co., AT&T, PG&E, Clorox, Tellabs, Exodus Communications and Gap. We also sold Honeywell International, but added to the Portfolio's position in General Electric, which is in the process of acquiring Honeywell. We initiated positions during the semiannual period in Veritas Software, Oracle, Capital One Financial and TJX Companies.

MANAGER OUTLOOK

    Economic data has reinforced beliefs that U.S. GDP growth has hovered below 1% for the first several months of 2001. The corporate sector appears to be mired in a profit squeeze. But low inflation and the economy's improved supply side potential means the Federal Reserve Board's aggressive monetary easing may well be able to help the U.S. economy, as well as the equity markets, avoid a sustained downturn. In fact, we have seen recent evidence of an upturn in the equity markets, with growth-oriented stocks the primary beneficiaries. Another positive indicator for the U.S. equity market is valuations. While many valuations still remain high relative to historic levels, the equity market overall appeared to be more fairly priced at the end of the semiannual period than it was one year prior.

    Given this outlook, we continue to believe that effective stock selection and a sector neutral approach are the keys to success. J.P. Morgan Fleming Asset Management's decision process favors holdings in companies with sustainable competitive advantage and the potential for long-term returns. What is perhaps most important to remember is that, with holdings in both growth and value securities, our approach to tax-managed investing is designed to benefit from an upturn in either investment style. Furthermore, tax-aware investing may help increase the after-tax returns you actually receive in both rising and declining equity markets. J.P. Morgan Fleming Asset Management pays attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains. This emphasis on after-tax wealth continues to differentiate the Tax Managed Equity Fund from most other traditionally managed mutual funds that focus solely on pre-tax performance.

    This discussion was prepared by J.P. Morgan Fleming Asset Management, the subadviser of Tax Managed Equity Fund.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2001 (UNAUDITED)

                                                                                     TAX MANAGED
                                                                BIOTECH/HEALTH 30       EQUITY
                                                                      FUND               FUND
                                                                ---------------------------------
ASSETS:
Investments securities, at value*...........................       $53,240,049       $128,925,438
Short-term securities (cost equals market)..................                --          3,818,000
Repurchase agreements (cost equals market)..................        27,986,000                 --
Deposit with brokers for securites sold short...............         4,508,226                 --
Cash........................................................                --                476
Receivable for shares of beneficial interest sold...........           466,324            601,396
Interest and dividends receivable...........................             5,292            109,575
Receivable from investment adviser..........................             4,958              8,491
Prepaid expenses............................................               295              1,408
                                                                   -----------       ------------
    Total assets............................................        86,211,144        133,464,784
                                                                   -----------       ------------
LIABILITIES:
Securities sold short, at value #...........................         4,789,700                 --
Due to custodian............................................         4,447,462                 --
Payable for investments purchased...........................         1,459,930                 --
Distribution and service maintenance fees payable...........            43,348             85,238
Investment advisory and management fees payable.............            42,939             87,995
Payable for shares of beneficial interest redeemed..........            30,069            245,232
Accrued expenses............................................            27,960             67,747
                                                                   -----------       ------------
      Total liabilities.....................................        10,841,408            486,212
                                                                   -----------       ------------
        Net assets..........................................       $75,369,736       $132,978,572
                                                                   ===========       ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001 par value.............       $       670       $      1,065
Paid-in capital.............................................        91,947,110        143,467,443
                                                                   -----------       ------------
                                                                    91,947,780        143,468,508
Accumulated undistributed net investment loss...............          (141,620)          (359,542)
Accumulated undistributed net realized loss on
   investments..............................................       (14,644,646)        (7,308,811)
Net unrealized depreciation on investments..................        (1,510,304)        (2,821,583)
Net unrealized depreciation on securities sold short........          (281,474)                --
                                                                   -----------       ------------
      Net assets............................................       $75,369,736       $132,978,572
                                                                   ===========       ============
*Identified cost ofinvestment securities....................       $54,750,353       $131,747,021
                                                                   ===========       ============
#Proceeds fromsecurities sold short.........................       $ 4,508,226       $         --
                                                                   ===========       ============

  See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

                                                                                     TAX MANAGED
                                                                BIOTECH/HEALTH 30      EQUITY
                                                                      FUND              FUND
                                                                --------------------------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................       $27,976,484       $36,288,955
Shares of beneficial interest issued and outstanding........         2,477,107         2,876,575
Net asset value and redemption price per share..............       $     11.29       $     12.62
Maximum sales charge (5.75% of offering price)..............              0.69              0.77
                                                                   -----------       -----------
Maximum offering price to public............................       $     11.98       $     13.39
                                                                   ===========       ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................       $24,429,732       $46,659,789
Shares of beneficial interest issued and outstanding........         2,176,573         3,752,693
Net asset value, offering and redemption price per share
  (excluding any applicable contingent deferred sales
  charge)...................................................       $     11.22       $     12.43
                                                                   ===========       ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................       $22,963,520       $50,029,828
Shares of beneficial interest issued and outstanding........         2,044,130         4,017,981
Net asset value and redemption price per share
  (excluding any applicable contigent deferred sales
  charge)...................................................       $     11.23       $     12.45
Maximum sales charge (1.00% of offering price)..............              0.11              0.13
                                                                   -----------       -----------
Maximum offering price to public............................       $     11.34       $     12.58
                                                                   ===========       ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                                     TAX MANAGED
                                                                BIOTECH/HEALTH 30       EQUITY
                                                                      FUND               FUND
                                                                ---------------------------------
INVESTMENT INCOME:
Income:
  Interest..................................................      $    556,044       $     96,586
  Dividends *...............................................            20,966            825,569
                                                                  ------------       ------------
    Total investment income.................................           577,010            922,155
                                                                  ------------       ------------
Expenses:
  Investment advisory and management fees...................           276,492            565,109
  Distribution and service maintenance fees-Class A.........            49,761             63,056
  Distribution and service maintenance fees-Class B.........           115,919            227,986
  Distribution and service maintenance fees-Class II........           110,564            256,690
  Transfer agent fees and expenses-Class A..................            34,908             40,373
  Transfer agent fees and expenses-Class B..................            29,268             51,113
  Transfer agent fees and expenses-Class II.................            27,939             55,558
  Registration fees-Class A.................................            12,701              3,497
  Registration fees-Class B.................................            13,370              2,214
  Registration fees-Class II................................            12,645              2,496
  Custodian fees and expenses...............................            35,667             33,424
  Printing expense..........................................             9,465             11,150
  Audit and tax consulting fees.............................             8,873             10,798
  Directors' fees and expenses..............................               985              2,551
  Legal fees and expenses...................................               690                 --
  Insurance expense.........................................                --                257
  Miscellaneous expenses....................................               120                245
                                                                  ------------       ------------
    Total expenses..........................................           739,367          1,326,517
    Less: expenses waived/reimbursed by investment
       adviser..............................................           (19,700)           (47,087)
    Less: custody credits earned on cash balances...........            (1,037)              (381)
                                                                  ------------       ------------
    Net expenses............................................           718,630          1,279,049
                                                                  ------------       ------------
Net investment loss.........................................          (141,620)          (356,894)
                                                                  ------------       ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................       (14,178,076)        (2,510,672)
Net change in unrealized appreciation/depreciation on
   investments..............................................        (9,066,877)       (16,976,722)
Net change in unrealized appreciation/depreciation on
   securities sold short....................................          (281,474)                --
                                                                  ------------       ------------
Net realized and unrealized loss on investments.............       (23,526,427)       (19,487,394)
                                                                  ------------       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $(23,668,047)      $(19,844,288)
                                                                  ============       ============

*Net of foreign withholding taxes on dividends of...........      $        530       $        412
                                                                  ============       ============

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                             BIOTECH/HEALTH 30 FUND               TAX MANAGED EQUITY FUND
                                       ----------------------------------    ----------------------------------
                                        FOR THE SIX       FOR THE PERIOD      FOR THE SIX
                                        MONTHS ENDED      JUNE 14, 2000*      MONTHS ENDED       FOR THE YEAR
                                       APRIL 30, 2001        THROUGH         APRIL 30, 2001         ENDED
                                        (UNAUDITED)      OCTOBER 31, 2000     (UNAUDITED)      OCTOBER 31, 2000
                                        -----------      ----------------     -----------      ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss..............      $  (141,620)       $  (107,301)      $   (356,894)      $   (711,702)
  Net realized gain (loss) on
     investments...................      (14,178,076)         2,722,129         (2,510,672)        (3,887,700)
  Net change in unrealized
     appreciation/ depreciation on
     investments...................       (9,066,877)         7,556,573        (16,976,722)        10,120,607
  Net change in unrealized
     appreciation/ depreciation on
     securities sold short.........         (281,474)                --                 --                 --
                                         -----------        -----------       ------------       ------------
Net increase (decrease) in net
   assets resulting from
   operations......................      (23,668,047)        10,171,401        (19,844,288)         5,521,205
                                         -----------        -----------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on
     investments (Class A).........       (1,248,579)                --                 --                 --
  From net realized gains on
     investments (Class B).........         (965,588)                --                 --                 --
  From net realized gains on
     investments (Class II)........         (893,833)                --                 --                 --
                                         -----------        -----------       ------------       ------------
  Total distributions to
     shareholders..................       (3,108,000)                --                 --                 --
                                         -----------        -----------       ------------       ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 6)...........       27,814,255         64,160,127         14,701,107         52,125,072
                                         -----------        -----------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS..........................        1,038,208         74,331,528         (5,143,181)        57,646,277
NET ASSETS:
Beginning of period................       74,331,528                 --        138,121,753         80,475,476
                                         -----------        -----------       ------------       ------------
End of period......................      $75,369,736        $74,331,528       $132,978,572       $138,121,753
                                         ===========        ===========       ============       ============

Accumulated undistributed net
   investment loss.................      $  (141,620)       $        --       $   (359,542)      $     (2,648)
                                         ===========        ===========       ============       ============

       * Commencement of operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                             BIOTECH/HEALTH 30 FUND

                                                 NET GAIN (LOSS)
                                                   ON INVEST-        TOTAL      DIVIDENDS   DISTRI-
                       NET ASSET                   MENTS (BOTH        FROM      FROM NET    BUTIONS               NET ASSET
                        VALUE,     NET INVEST-      REALIZED        INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING      MENT             AND            MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED          OF PERIOD     LOSS(1)       UNREALIZED)     OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
---------------------  ---------   -----------   ---------------   ----------   ---------   --------   --------   ---------

                                                          CLASS A
6/14/00-
  10/31/00(3)........   $12.50       $(0.02)          $3.48           $3.46       $  --      $  --      $  --      $15.96
    4/30/01(6).......    15.96           --           (4.12)          (4.12)         --      (0.55)     (0.55)      11.29

                                                          CLASS B
6/14/00-
  10/31/00(3)........   $12.50       $(0.05)          $3.47           $3.42       $  --      $  --      $  --      $15.92
    4/30/01(6).......    15.92        (0.04)          (4.11)          (4.15)         --      (0.55)     (0.55)      11.22

                                                         CLASS II
6/14/00-
  10/31/00(3)........   $12.50       $(0.05)          $3.48           $3.43       $  --      $  --      $  --      $15.93
    4/30/01(6).......    15.93        (0.04)          (4.11)          (4.15)         --      (0.55)     (0.55)      11.23


                                                               RATIO OF NET
                                   NET ASSETS     RATIO OF      INVESTMENT
                                     END OF       EXPENSES     INCOME (LOSS)
       PERIOD            TOTAL       PERIOD      TO AVERAGE     TO AVERAGE     PORTFOLIO
        ENDED          RETURN(2)    (000'S)      NET ASSETS     NET ASSETS     TURNOVER
---------------------  ---------   ----------   ------------   -------------   ---------
                                                    CLASS A
6/14/00-
  10/31/00(3)........    27.68%      $30,489     1.55%(4)(5)   (0.28)%(4)(5)     112%
    4/30/01(6).......   (26.22)       27,976     1.55(4)(5)     0.01(4)(5)       161
                                                    CLASS B
6/14/00-
  10/31/00(3)........    27.36%      $23,457     2.20%(4)(5)   (1.08)%(4)(5)     112%
    4/30/01(6).......   (26.53)       24,430     2.20(4)(5)    (0.64)(4)(5)      161
                                                   CLASS II
6/14/00-
  10/31/00(3)........    27.44%      $20,386     2.20%(4)(5)   (1.07)%(4)(5)     112%
    4/30/01(6).......   (26.42)       22,964     2.20(4)(5)    (0.63)(4)(5)      161

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/00(4)    4/30/01(4)
                                                                     -----------    ----------
      Biotech/Health 30 Fund Class A.............................       0.49%         0.03%
      Biotech/Health 30 Fund Class B.............................       0.96          0.07
      Biotech/Health 30 Fund Class II............................       1.09          0.07

                  (6)   Unaudited

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                            TAX MANAGED EQUITY FUND

                                                 NET GAIN (LOSS)
                                                   ON INVEST-        TOTAL      DIVIDENDS   DISTRI-
                       NET ASSET                   MENTS (BOTH        FROM      FROM NET    BUTIONS               NET ASSET
                        VALUE,     NET INVEST-      REALIZED        INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING      MENT             AND            MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED          OF PERIOD     LOSS(1)       UNREALIZED)     OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
---------------------  ---------   -----------   ---------------   ----------   ---------   --------   --------   ---------

                                                          CLASS A
3/01/99-
  10/31/99(3)........   $12.50       $   --           $1.15           $1.15       $  --      $  --      $  --      $13.65
   10/31/00..........    13.65        (0.02)           0.91            0.89          --         --         --       14.54
    4/30/01(6).......    14.54           --           (1.92)          (1.92)         --         --         --       12.62

                                                          CLASS B
3/01/99-
  10/31/99(3)........   $12.50       $(0.06)          $1.14           $1.08       $  --      $  --      $  --      $13.58
   10/31/00..........    13.58        (0.11)           0.91            0.80          --         --         --       14.38
    4/30/01(6).......    14.38        (0.05)          (1.90)          (1.95)         --         --         --       12.43

                                                         CLASS II
3/01/99-
  10/31/99(3)........   $12.50       $(0.06)          $1.16           $1.10       $  --      $  --      $  --      $13.60
   10/31/00..........    13.60        (0.11)           0.91            0.80          --         --         --       14.40
    4/30/01(6).......    14.40        (0.05)          (1.90)          (1.95)         --         --         --       12.45


                                                               RATIO OF NET
                                   NET ASSETS     RATIO OF      INVESTMENT
                                     END OF       EXPENSES         LOSS
       PERIOD            TOTAL       PERIOD      TO AVERAGE     TO AVERAGE    PORTFOLIO
        ENDED          RETURN(2)    (000'S)      NET ASSETS     NET ASSETS    TURNOVER
---------------------  ---------   ----------   ------------   ------------   ---------
                                                   CLASS A
3/01/99-
  10/31/99(3)........     9.20%      $25,067     1.45%(4)(5)   (0.02)%(4)(5)     9%
   10/31/00..........     6.52        38,802     1.45(5)       (0.14)(5)         7
    4/30/01(6).......   (13.20)       36,289     1.45(4)(5)    (0.06)(4)(5)      8
                                                   CLASS B
3/01/99-
  10/31/99(3)........     8.64%      $27,524     2.10%(4)(5)   (0.74)%(4)(5)     9%
   10/31/00..........     5.89        47,972     2.10(5)       (0.79)(5)         7
    4/30/01(6).......   (13.56)       46,660     2.10(4)(5)    (0.71)(4)(5)      8
                                                   CLASS II
3/01/99-
  10/31/99(3)........     8.80%      $27,884     2.10%(4)(5)   (0.75)%(4)(5)     9%
   10/31/00..........     5.88        51,348     2.10(5)       (0.79)(5)         7
    4/30/01(6).......   (13.54)       50,030     2.10(4)(5)    (0.72)(4)(5)      8

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/99(4)     10/31/00     4/30/01(4)
                                                                     -----------    ----------    ----------
      Tax Managed Equity Class A.................................       1.07%         0.23%         0.08%
      Tax Managed Equity Class B.................................       0.84          0.22          0.07
      Tax Managed Equity Class II................................       0.83          0.22          0.06

                  (6)   Unaudited

See Notes to Financial Statements

SUNAMERICA BIOTECH/HEALTH 30 FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)

                                                     VALUE
       SECURITY DESCRIPTION            SHARES      (NOTE 2)

COMMON STOCK-LONG POSITIONS -- 70.6%
BIOMEDICAL -- 9.8%
  Genentech, Inc.+.................     50,000    $ 2,625,000
  Genvec, Inc.+....................     90,000        378,000
  Genzyme Corp.+...................     20,000      2,179,400
  Human Genome Sciences, Inc.+.....     35,000      2,248,050
                                                  -----------
                                                    7,430,450
                                                  -----------
GENOMICS -- 8.6%
  Affymetrix, Inc.+................     25,000        826,250
  CuraGen Corp.+...................     75,000      2,467,500
  Genomic Solutions, Inc...........    125,000        501,250
  Millennium Pharmaceuticals,
    Inc.+..........................     30,000      1,116,000
  Myriad Genetics, Inc.+...........     30,000      1,588,800
                                                  -----------
                                                    6,499,800
                                                  -----------
HOSPITALS -- 1.2%
  Tenet Healthcare Corp.+..........     20,000        892,800
                                                  -----------
MEDICAL DRUGS -- 10.1%
  Accredo Health, Inc.+............    100,000      3,406,000
  Andrx Group+.....................     15,000        885,000
  MedImmune, Inc.+.................     20,000        783,000
  Schering-Plough Corp.............     40,000      1,541,600
  Teva Pharmaceutical Industries
    Ltd. ADR.......................     18,000        980,100
                                                  -----------
                                                    7,595,700
                                                  -----------
MEDICAL INFORMATION SYSTEMS -- 7.3%
  Cerner Corp.+....................     23,300      1,049,199
  IMS Health, Inc..................     90,000      2,470,500
  Quintiles Transnational Corp.+...     25,000        513,750
  Trizetto Group, Inc.+............     15,000        191,850
  US Oncology, Inc.+...............    140,000      1,253,000
                                                  -----------
                                                    5,478,299
                                                  -----------
MEDICAL INSTRUMENTS -- 8.0%
  Biomet, Inc......................     65,000      2,777,450
  Conceptus, Inc.+.................     65,000        650,000
  Thermo Electron Corp.+...........    100,000      2,636,000
                                                  -----------
                                                    6,063,450
                                                  -----------
MEDICAL INSURANCE -- 2.1%
  Oxford Health Plans, Inc.+.......     50,000      1,555,000
                                                  -----------
MEDICAL SUPPLIES -- 5.0%
  Baxter International, Inc........     20,000      1,823,000
  Charles River Laboratories
    International, Inc.+...........     80,000      1,984,000
                                                  -----------
                                                    3,807,000
                                                  -----------

                                         SHARES/
                                     PRINCIPAL AMOUNT       VALUE
       SECURITY DESCRIPTION           (IN THOUSANDS)      (NOTE 2)

THERAPEUTICS -- 18.5%
  Allos Therapeutics, Inc.+........         105,000      $   651,000
  Amgen, Inc.+.....................          20,000        1,222,800
  Cell Therapeutics, Inc.+.........         100,000        2,495,000
  Forest Laboratories, Inc.+.......          35,000        2,140,250
  Gilead Sciences, Inc.+...........          70,000        3,428,600
  Imclone Systems, Inc.+...........          40,000        1,618,400
  Introgen Therapeutics, Inc.+.....          75,000          301,500
  Serono SA ADR+...................         100,000        2,060,000
                                                         -----------
                                                          13,917,550
                                                         -----------
TOTAL COMMON STOCK-LONG POSITIONS -- 70.6%
  (cost $54,750,353)...............                       53,240,049
                                                         -----------
REPURCHASE AGREEMENTS -- 37.1%
  Joint Repurchase Agreement with
    State Street Bank & Trust Co.
    (Note 2)@......................  $       12,986       12,986,000
  Joint Repurchase Agreement with
    UBS Warburg LLC (Note 2).......          15,000       15,000,000
                                                         -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $27,986,000)...............                       27,986,000
                                                         -----------
COMMON STOCK-SHORT POSITIONS -- (6.3)%
BIOMEDICAL -- (5.3)%
  Biogen, Inc......................         (40,000)      (2,586,400)
  Chiron Corp......................         (30,000)      (1,440,300)
                                                         -----------
                                                          (4,026,700)
                                                         -----------
THERAPEUTICS -- (1.0)%
  Immunex Corp.....................         (50,000)        (763,000)
                                                         -----------
TOTAL COMMON STOCK-SHORT POSITIONS -- (6.3)%
  (proceeds $4,508,226)............                       (4,789,700)
                                                         -----------
TOTAL INVESTMENTS --
  (cost $78,228,127)...............           101.4%      76,436,349
Liabilities in excess of other
  assets...........................            (1.4)      (1,066,613)
                                     --------------      -----------
NET ASSETS--.......................           100.0%     $75,369,736
                                     ==============      ===========

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")
@                       The security or a portion thereof represents
                        collateral for the securities sold short

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED)

                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)

COMMON STOCK -- 96.9%
BANKS -- 5.1%
  Bank of America Corp............     19,200    $  1,075,200
  Bank One Corp...................     25,000         944,250
  First Union Corp................     47,400       1,420,578
  KeyCorp.........................     32,500         753,350
  U.S. Bancorp....................    122,831       2,601,561
                                                 ------------
                                                    6,794,939
                                                 ------------
BROADCASTING & MEDIA -- 6.1%
  AOL Time Warner, Inc.+..........     48,650       2,456,825
  AT&T Corp.-Liberty Media Corp.,
    Class A+......................     81,200       1,299,200
  Comcast Corp., Class A+.........     40,700       1,787,137
  News Corp. Ltd. ADR.............     43,600       1,674,240
  Viacom, Inc.....................     17,000         885,020
                                                 ------------
                                                    8,102,422
                                                 ------------
BUSINESS SERVICES -- 0.4%
  United Parcel Service, Inc.,
    Class B.......................      9,715         558,127
                                                 ------------
CHEMICALS -- 1.4%
  Rohm & Haas Co..................     54,100       1,859,417
                                                 ------------
COMMUNICATION EQUIPMENT -- 2.1%
  Cisco Systems, Inc.+............    113,400       1,925,532
  Motorola, Inc...................     18,000         279,900
  Nortel Networks Corp............     36,662         560,929
                                                 ------------
                                                    2,766,361
                                                 ------------
COMPUTER SOFTWARE -- 4.5%
  Microsoft Corp.+................     68,100       4,613,775
  NCR Corp........................     20,000         940,200
  Siebel Systems, Inc.+...........     10,000         455,800
                                                 ------------
                                                    6,009,775
                                                 ------------
COMPUTERS & BUSINESS EQUIPMENT -- 5.6%
  Compaq Computer Corp............     36,200         633,500
  EMC Corp.+......................     54,000       2,138,400
  International Business Machines
    Corp..........................     19,800       2,279,772
  McData Corp., Class A+..........      1,987          45,363
  Sun Microsystems, Inc.+.........    112,400       1,924,288
  VERITAS Software Corp.+.........      7,000         417,270
                                                 ------------
                                                    7,438,593
                                                 ------------
CONGLOMERATE -- 8.5%
  General Electric Co.............    128,800       6,250,664
  Tyco International Ltd..........     93,500       4,990,095
                                                 ------------
                                                   11,240,759
                                                 ------------
ELECTRONICS -- 4.7%
  Intel Corp......................     87,200       2,695,352
                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)

ELECTRONICS -- (CONTINUED)
  Johnson Controls, Inc...........     21,600    $  1,563,840
  Texas Instruments, Inc..........     49,800       1,927,260
                                                 ------------
                                                    6,186,452
                                                 ------------
ENERGY SERVICES -- 1.4%
  Baker Hughes, Inc...............     46,000       1,807,340
                                                 ------------
ENERGY SOURCES -- 7.5%
  DTE Energy Co...................     30,000       1,257,600
  Exxon Mobil Corp................     72,310       6,406,666
  Royal Dutch Petroleum Co. GDR...     38,700       2,303,811
                                                 ------------
                                                    9,968,077
                                                 ------------
FINANCIAL SERVICES -- 9.7%
  Ambac Financial Group, Inc......     30,900       1,662,729
  Capital One Financial Corp......     17,000       1,068,620
  Citigroup, Inc..................     63,333       3,112,817
  E*TRADE Group, Inc.+............     40,000         376,000
  Federal National Mortgage
    Association Corp..............     14,500       1,163,770
  Goldman Sachs Group, Inc........     25,002       2,277,682
  Washington Mutual, Inc..........     43,900       2,191,927
  Wells Fargo & Co................     23,000       1,080,310
                                                 ------------
                                                   12,933,855
                                                 ------------
FOOD, BEVERAGE & TOBACCO -- 4.0%
  Coca-Cola Co....................     21,400         988,466
  PepsiCo, Inc....................     32,300       1,415,063
  Philip Morris Cos., Inc.........     59,300       2,971,523
                                                 ------------
                                                    5,375,052
                                                 ------------
FOREST PRODUCTS -- 0.8%
  Temple-Inland, Inc..............     21,900       1,116,900
                                                 ------------
HOUSEHOLD PRODUCTS -- 2.6%
  Estee Lauder Cos., Inc., Class
    A.............................     18,000         715,500
  Gillette Co.....................     35,200         998,272
  Procter & Gamble Co.............     28,300       1,699,415
                                                 ------------
                                                    3,413,187
                                                 ------------
INSURANCE -- 3.2%
  AFLAC, Inc......................     40,000       1,272,000
  American General Corp...........     20,000         872,200
  Marsh & McLennan Cos., Inc......      6,400         617,216
  XL Capital Ltd. Class A.........     20,100       1,423,080
                                                 ------------
                                                    4,184,496
                                                 ------------
INTERNET SOFTWARE -- 0.4%
  BEA Systems, Inc.+..............      6,000         245,100
  Oracle Corp.+...................     20,000         323,200
                                                 ------------
                                                      568,300
                                                 ------------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)


                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)
COMMON STOCK -- (CONTINUED)
MACHINERY -- 0.8%
  Deere & Co......................     25,400    $  1,043,178
                                                 ------------
MEDICAL PRODUCTS -- 1.0%
  Forest Laboratories, Inc.+......     19,600       1,198,540
  Millennium Pharmaceuticals,
    Inc.+.........................      5,000         186,000
                                                 ------------
                                                    1,384,540
                                                 ------------
METALS & MINING -- 1.1%
  Alcoa, Inc......................     35,928       1,487,419
                                                 ------------
PHARMACEUTICALS -- 11.1%
  ALZA Corp.+.....................     42,800       1,956,816
  American Home Products Corp.....     31,300       1,807,575
  Applera, Corp. Applied
    Biosystems Group..............     12,000         384,720
  Bristol-Myers Squibb Co.........     37,100       2,077,600
  Eli Lilly and Co................     30,400       2,584,000
  Pfizer, Inc.....................     44,325       1,919,272
  Pharmacia Corp..................     53,200       2,780,232
  Schering-Plough Corp............     33,700       1,298,798
                                                 ------------
                                                   14,809,013
                                                 ------------
RETAIL STORES -- 5.6%
  Home Depot, Inc.................     25,550       1,203,405
  Target Corp.....................     52,200       2,007,090
  TJX Cos, Inc....................     30,000         939,900
  Wal-Mart Stores, Inc............     63,300       3,275,142
                                                 ------------
                                                    7,425,537
                                                 ------------
TELECOMMUNICATIONS -- 5.0%
  Corvis Corp.+...................      2,616          17,920
  Global Crossing Ltd.............     15,000         187,950
  JDS Uniphase Corp.+.............     10,000         213,900
  Level 3 Communications, Inc.+...     20,600         293,138
  SBC Communications, Inc.........     48,900       2,017,125
  Sprint Corp. (PCS Group)+.......     21,400         548,482
  Verizon Communications..........     44,730       2,463,281
  WorldCom, Inc.+.................     50,850         928,012
                                                 ------------
                                                    6,669,808
                                                 ------------
TRANSPORTATION -- 1.5%
  Union Pacific Corp..............     35,500       2,019,595
                                                 ------------
UTILITIES -- 2.8%
  Dominion Resources, Inc.........     10,400         712,296
  Entergy Corp....................     48,000       1,944,000
  Progress Energy, Inc............     25,000       1,106,000
                                                 ------------
                                                    3,762,296
                                                 ------------
TOTAL INVESTMENT SECURITIES -- 96.9%
  (cost $131,747,021).............                128,925,438
                                                 ------------

                                    PRINCIPAL AMOUNT       VALUE
       SECURITY DESCRIPTION          (IN THOUSANDS)       (NOTE 2)

SHORT-TERM SECURITIES -- 2.9%
  Time Deposit with State Street
    Bank & Trust Co.
    3.25% due 5/01/01
    (cost $3,818,000).............  $        3,818      $  3,818,000
                                                        ------------
TOTAL INVESTMENTS --
  (cost $135,565,021).............            99.8%      132,743,438
Other assets less liabilities.....             0.2           235,134
                                    --------------      ------------
NET ASSETS --.....................           100.0%     $132,978,572
                                    ==============      ============

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")
GDR                     ("Global Depository Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED)

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end investment company organized as a Maryland corporation on December 16, 1998. It currently consists of two different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following
   Funds: SunAmerica Biotech/ Health 30 Fund ("Biotech/Health 30 Fund"), and Tax Managed Equity Fund ("Tax Managed Equity Fund"). The investment objective for each of the Funds is as follows:

   Biotech/Health 30 Fund seeks long-term growth of capital by investing in securities of companies principally engaged in biotechnology and/or healthcare, without regard to market capitalization.

   Tax Managed Equity Fund seeks high total return with a view towards minimizing the impact of the capital gains taxes on investors' returns.

   Each Fund currently offers three classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

      Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                                 $1,000,000 will be subject to a contingent deferred sales
                                 charge on redemptions made within two years of purchase.
      Class B shares--           Offered at net asset value per share without an initial
                                 sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                                 Class A shares on the first business day of the month after eight years from the issuance of such shares and at such
                                 time will be subject to the lower distribution fee
                                 applicable to Class A shares.
      Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that
   Class B shares and Class II shares are subject to higher distribution fee rates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

   As of April 30, 2001, Biotech/Health 30 Fund had a 6.7% undivided interest which represented $12,986,000 in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement 4.45% dated 4/30/01, in the principal amount of $192,662,000 repurchase price $192,685,815 due 5/01/01, collaterized by $49,320,000 U.S. Treasury Bond 10.63% due 8/15/15,
   $19,770,000 U.S. Treasury Bond 7.88% due 2/15/21 and $96,945,000 U.S.
   Treasury Note 5.50% due 7/31/01, approximate aggregate value $196,531,984.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   As of April 30, 2001, Biotech/Health 30 Fund had a 5.0% undivided interest which represented $15,000,000 in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   UBS Warburg LLC Repurchase Agreement 4.53% dated 4/30/01, in the principal amount of $300,000,000 repurchase price $300,037,750 due 5/01/01, collaterized by $200,000,000 U.S. Treasury Bond 7.25% due 5/15/16, $50,000,000 U.S. Treasury Bond 6.25% due 8/15/23 and $19,170,000 U.S.
   Treasury Bond 5.25% due 11/15/28, approximate aggregate value $306,001,025.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds amortize premiums and accrete discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate methods.

   The Funds issue and redeem shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   For the year ended October 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                          NET REALIZED    NET INVESTMENT       IN
                                            GAIN/LOSS      INCOME/LOSS      CAPITAL
                                          -------------   --------------   ----------
Biotech/Health 30 Fund..................      $(80,699)       $107,301     $ (26,602)
Tax Managed Equity Fund.................            --         710,646      (710,646)

   SHORT SALES: The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
   (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of each respective Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Funds to SAAMCo is computed daily and payable monthly, at an annual rate of 0.75% of the average daily net assets for the Biotech/Health 30 Fund, and 0.85% of the average daily net assets for the Tax Managed Equity Fund. For the six months ended April 30, 2001, SAAMCo earned fees in the amount stated on the Statement of Operations.

   SAAMCo acts as Adviser to the Biotech/Health 30 Fund, and J.P. Morgan Fleming Asset Management, Inc. ("J.P. Morgan") acts as Adviser to the Tax Managed Equity Fund pursuant to a subadvisory agreement with

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   SAAMCo. Under the subadvisory agreement, J.P. Morgan manages the investment and reinvestment of the assets of the Tax Managed Equity Fund. J.P. Morgan is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the fees. The annual rate of fees payable by SAAMCo to J.P. Morgan will be 0.45% of Tax Managed Equity Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter. For the six months ended April 30, 2001, SAAMCo paid fees in the amount of $299,176 to J.P. Morgan.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.55% of average daily net assets on Class A shares and 2.20% of average daily net assets on Class B and Class II shares for the Biotech/Health 30 Fund, and at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares for the Tax Managed Equity Fund. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

   At April 30, 2001, expenses previously waived or reimbursed by SAAMCo that are subject to recoupment are as follows:

                                                                      MANAGEMENT
                                                                         FEES
                                                                      REIMBURSED
                                                                      ----------
      Tax Managed Equity Fund.....................................     $141,953

                                                                        OTHER
                                                                       EXPENSES
                                                                      REIMBURSED
                                                                      ----------
      Biotech/Health 30 Fund -- Class A ..........................     $ 61,140
      Biotech/Health 30 Fund -- Class B ..........................       44,509
      Biotech/Health 30 Fund -- Class II .........................       42,548
      Tax Managed Equity Fund -- Class A .........................      122,663
      Tax Managed Equity Fund -- Class B .........................      122,040
      Tax Managed Equity Fund -- Class II ........................      128,058

   For the six months ended April 30, 2001, the amounts repaid to the Advisor which are included in the management fee are as follows:

                                                                       AMOUNT
                                                                      RECOUPED
                                                                      --------
      Biotech/Health 30 Fund -- Class A...........................    $ 1,573
      Biotech/Health 30 Fund -- Class B...........................        354

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended April 30, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rate.

   SACS receives sales charges on the Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the six months ended April 30, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                  CLASS A                                CLASS B
                                        -----------------------------------------------------------   -------------
                                                                                       CONTINGENT      CONTINGENT
                                          SALES       AFFILIATED     NON-AFFILIATED     DEFERRED        DEFERRED
                                         CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES   SALES CHARGES
                                        ---------   --------------   --------------   -------------   -------------
    Biotech/Health 30 Fund............  $423,041       $101,056         $268,022           $--           $39,018
    Tax Managed Equity Fund...........   227,635         82,248          116,892            --            81,368

                                                                             CLASS II
                                                    -----------------------------------------------------------
                                                                                                   CONTINGENT
                                                      SALES       AFFILIATED     NON-AFFILIATED     DEFERRED
                                                     CHARGES    BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                    ---------   --------------   --------------   -------------
    Biotech/Health 30 Fund........................  $ 90,500       $ 28,476         $ 51,848         $10,176
    Tax Managed Equity Fund.......................    94,326         27,512           41,107          25,707

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

   The Corporation has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the six months ended April 30, 2001, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                       PAYABLE AT
                                                       EXPENSES                      APRIL 30, 2001
                                            ------------------------------   ------------------------------
                                            CLASS A    CLASS B    CLASS II   CLASS A    CLASS B    CLASS II
                                            --------   --------   --------   --------   --------   --------
    Biotech/Health 30 Fund................  $31,278    $25,502    $24,324     $4,706     $4,060     $3,829
    Tax Managed Equity Fund...............   39,635     50,157     56,472      6,189      7,933      8,653

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended April 30, 2001 were as follows:

                                                                      BIOTECH/HEALTH 30      TAX MANAGED
                                                                             FUND            EQUITY FUND
                                                                      ------------------    -------------
      Purchases (excluding U.S. government securities)............       $ 94,178,713       $124,920,277
      Sales (excluding U.S. government securities)................         88,428,708          9,928,159

NOTE 5. PORTFOLIO SECURITIES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements, were as follows:

                                                                         BIOTECH/HEALTH 30     TAX MANAGED
                                                                               FUND            EQUITY FUND
                                                                         -----------------    -------------
         Cost (book basis)...........................................       $ 78,228,127      $135,565,021
                                                                            ============      ============
         Appreciation................................................       $  4,310,107      $ 13,269,030
         Depreciation................................................         (6,101,885)      (16,090,613)
                                                                            ------------      ------------
         Net unrealized depreciation.................................       $ (1,791,778)     $ (2,821,583)
                                                                            ============      ============

   At October 31, 2000 the Tax Managed Equity Fund had a capital loss carryforward of $4,798,139 which will be available to the extent provided in regulations and which will expire in 2007-2008. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each fund were as follows:

                                                                  BIOTECH/HEALTH 30 FUND
                         --------------------------------------------------------------------------------------------------------
                                               CLASS A                                               CLASS B
                         ----------------------------------------------------   -------------------------------------------------
                                 FOR THE                 FOR THE PERIOD                 FOR THE               FOR THE PERIOD
                             SIX MONTHS ENDED            JUNE 14, 2000*            SIX MONTHS ENDED           JUNE 14, 2000*
                              APRIL 30, 2001                 THROUGH                APRIL 30, 2001               THROUGH
                               (UNAUDITED)              OCTOBER 31, 2000              (UNAUDITED)            OCTOBER 31, 2000
                         ------------------------   -------------------------   -----------------------  ------------------------
                          SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT      SHARES        AMOUNT
                         ---------   ------------   ----------   ------------   --------   ------------  ---------   ------------
Shares sold............  1,137,865   $14,965,013     4,040,462   $ 55,420,384    969,208   $12,422,703   1,532,598   $22,674,733
Reinvested dividends...     90,582     1,154,912            --             --     65,973       837,863          --            --
Shares redeemed........   (661,336)   (8,183,024)   (2,130,466)   (31,991,539)  (332,212)   (3,929,488)    (58,994)     (885,718)
                         ---------   -----------    ----------   ------------   --------   -----------   ---------   -----------
Net increase...........    567,111   $ 7,936,901     1,909,996   $ 23,428,845    702,969   $ 9,331,078   1,473,604   $21,789,015
                         =========   ===========    ==========   ============   ========   ===========   =========   ===========

                                       BIOTECH/HEALTH 30 FUND
                         --------------------------------------------------
                                              CLASS II
                         --------------------------------------------------
                                 FOR THE                FOR THE PERIOD
                            SIX MONTHS ENDED            JUNE 14, 2000*
                             APRIL 30, 2001                THROUGH
                               (UNAUDITED)             OCTOBER 31, 2000
                         -----------------------   ------------------------
                          SHARES       AMOUNT       SHARES        AMOUNT
                         --------   ------------   ---------   ------------
Shares sold............   934,966   $12,382,874    1,299,077   $19,237,646
Reinvested dividends...    68,144       865,866           --            --
Shares redeemed........  (238,857)   (2,702,464)     (19,200)     (295,379)
                         --------   -----------    ---------   -----------
Net increase...........   764,253   $10,546,276    1,279,877   $18,942,267
                         ========   ===========    =========   ===========

                                                                TAX MANAGED EQUITY FUND
                         ------------------------------------------------------------------------------------------------------
                                              CLASS A                                             CLASS B
                         -------------------------------------------------   --------------------------------------------------
                                FOR THE                                              FOR THE
                            SIX MONTHS ENDED                                    SIX MONTHS ENDED
                             APRIL 30, 2001          FOR THE YEAR ENDED          APRIL 30, 2001           FOR THE YEAR ENDED
                              (UNAUDITED)             OCTOBER 31, 2000             (UNAUDITED)             OCTOBER 31, 2000
                         ----------------------   ------------------------   -----------------------   ------------------------
                          SHARES      AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                         --------   -----------   ---------   ------------   --------   ------------   ---------   ------------
Shares sold............   660,293   $ 8,687,506   1,602,304   $ 22,950,803    863,988   $11,247,463    1,736,464   $24,698,344
Shares redeemed........  (452,064)   (5,854,396)   (769,932)   (11,150,489)  (447,091)   (5,770,980)    (426,771)   (6,031,497)
                         --------   -----------   ---------   ------------   --------   -----------    ---------   -----------
Net increase...........   208,229   $ 2,833,110     832,372   $ 11,800,314    416,897   $ 5,476,483    1,309,693   $30,729,841
                         ========   ===========   =========   ============   ========   ===========    =========   ===========

                                       TAX MANAGED EQUITY FUND
                         ---------------------------------------------------
                                              CLASS II
                         ---------------------------------------------------
                                 FOR THE
                             SIX MONTHS ENDED
                              APRIL 30, 2001           FOR THE YEAR ENDED
                               (UNAUDITED)              OCTOBER 31, 2000
                         ------------------------   ------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT
                         ---------   ------------   ---------   ------------
Shares sold............  1,074,544   $14,405,797    2,004,048   $28,654,617
Shares redeemed........   (622,623)   (8,014,283)    (488,659)   (6,996,707)
                         ---------   -----------    ---------   -----------
Net increase...........    451,921   $ 6,391,514    1,515,389   $21,657,910
                         =========   ===========    =========   ===========

* Commencement of operations

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2001 (UNAUDITED) -- (CONTINUED)

NOTE 7. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. The Funds did not utilize the line of credit during the six months ended
   April 30, 2001.

NOTE 8. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of April 30, 2001, the Biotech/Health 30 Fund and Tax Managed Equity Fund had accrued $457 and $3,791, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended April 30, 2001 the Biotech/Health 30 Fund and Tax Managed Equity Fund expensed $457 and $1,143, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

[LOGO]SunAmerica
      Mutual Funds

      The SunAmerica Center
      733 Third Avenue
      New York, NY 10017-3204

TRUSTEES
  S. JAMES COPPERSMITH
  SAMUEL M. EISENSTAT
  STEPHEN J. GUTMAN
  PETER A. HARBECK
  SEBASTIANO STERPA

OFFICERS
  PETER A. HARBECK, PRESIDENT
  PETER C. SUTTON, TREASURER
  ROBERT M. ZAKEM, SECRETARY
  BRIAN P. CLIFFORD, VICE PRESIDENT
  DONNA M. HANDEL, VICE PRESIDENT AND ASSISTANT TREASURER
  J. STEVEN NEAMTZ, VICE PRESIDENT
  PETER E. PISAPIA, VICE PRESIDENT AND ASSISTANT SECRETARY
  STEVEN SCHOEPKE,VICE PRESIDENT
  PATRICK CRONIN, ASSISTANT TREASURER
  LAURA E. FILIPPONE, ASSISTANT TREASURER
  CHERYL L. HAWTHORNE, ASSISTANT TREASURER
  KEITH E. ROACH, ASSISTANT TREASURER
  STACEY V. MORRISON, ASSISTANT SECRETARY
  ABBE P. STEIN, ASSISTANT SECRETARY

INVESTMENT ADVISER
  SUNAMERICA ASSET MANAGEMENT CORP.
  THE SUNAMERICA CENTER
  733 THIRD AVENUE
  NEW YORK, NY 10017-3204

DISTRIBUTOR
  SUNAMERICA CAPITAL SERVICES, INC.
  THE SUNAMERICA CENTER
  733 THIRD AVENUE
  NEW YORK, NY 10017-3204

SHAREHOLDER SERVICING AGENT
  SUNAMERICA FUND SERVICES, INC.
  THE SUNAMERICA CENTER
  733 THIRD AVENUE
  NEW YORK, NY 10017-3204

CUSTODIAN AND TRANSFER AGENT
  STATE STREET BANK AND TRUST COMPANY
  P.O. BOX 219373
  KANSAS CITY, MO 64121

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed theron.



Distributed by:
SunAmerica Capital Services, Inc.

AIG Member of American International Group, Inc.

SISAN-4/01